Exhibit 10.15a


                 AMENDMENT NO. 1 TO 1989 STOCK OPTION AGREEMENT


            This Amendment No. 1 to the Stock Option Agreement dated as of the Confirmation Date, which for the purposes of the Agreement is defined as August 31, 1989 (the "Agreement"), is made by and between Eugene L. Froelich (the "Executive") and Maxicare Health Plans, Inc., a Delaware corporation (the "Company") and dated as of April 1, 1996 (the "Amendment No. 1").

            WHEREAS, Executive has served as Executive Vice President-Finance and Administration and Chief Financial Officer of the Company since April, 1989;

            WHEREAS, the Company and the Executive have entered into an Amended and Restated Employment Agreement dated as of the date hereof which provides for certain terms and conditions regarding the employment of Executive by the Company; and

            WHEREAS, the Company and the Executive desire to make certain changes to the Agreement as set forth herein;

            NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Executive and the Company hereby agree as follows:


            1.   Section 3 of the Agreement is amended as follows:

                      (a) To add after "of" on the second line thereof the following:

                           "Section 9 of"

                      (b) To add a period after (the "Expiration Date") on the eighth line of the Section and to delete the remainder of the Section.

            2.   Section 5 of the Agreement is hereby amended as follows:

                      (a) To add in the third line of Subsection (a) thereof after the word "merger" the following:

                           "stock split, reverse stock split,"









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                      (a)  To add in the fourth line of Subsection (b)(ii)
       thereof after the word "transaction" the following:


                           ".       For    the    purposes   hereof,   the
                           aforementioned economic benefit to the Executive shall be calculated (without regard to the illiquidity of the Option Shares) based upon the actual difference between the Option Price and the closing price of the Common Stock on the last trading day prior to the consummation of such event or transaction."


            3. Section 6 of the Agreement is hereby amended to add in the sixth line of Subsection (c) thereof after "substance" the following:

                           "reasonably"

            4. Section 9 of the Agreement is hereby amended to delete subsection (b) thereof in its entirety and to replace it with the following:


                           "(b) If Executive ceases to be employed by the Company for any other reason, the Option may thereafter be exercised as set forth below and in no event later than the Expiration Date, and then only to the extent of the number of Option Shares with respect to which the Executive could have exercised pursuant to the terms hereof on the date of termination of his employment:

                           (i)         In   the  event  the  Executive  is
                           terminated for "Cause," as defined in the Amended and Restated Employment Agreement, dated as of April 1, 1996 (the "Restated Employment Agreement"), the Executive shall have thirty (30) days to exercise any previously unexercised Option;

                           (ii) If the Executive leaves voluntarily or without "Good Reason," as such term is defined in the Restated Employment Agreement, the Executive must exercise any portion of the Option not yet exercised prior to such termination;




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                           (iii)    If  the  Executive's  employment  with
                           the Company terminates for any reason other than as set forth in Sections 9(a), 9(b)(i)
                           and   9(b)(ii)   above,   the   Executive   may
                           exercise  the   unexercised   portion   of  the
                           Option until the Expiration Date.


            5. Section 11 of the Agreement is hereby amended to add after "by" on the second line thereof:

                           "virtue of the grant of"

            6. Section 13 of the Agreement is hereby amended as follows:

                      (a) Subsection 13.4 is hereby amended to delete "specified" from the ninth line and add the following in lieu hereof:
                           "specific"

                      (b)  A new Subsection 13.10 shall be added to
       Section 13 as follows:


                           "13.10 The Jurisdiction, Attorneys' Fees. The parties hereto agree that any and all disputes hereunder shall be submitted to a court located in Los Angeles, California and in this regard, the parties agree that they shall consent to personal jurisdiction to any state and/or the United States District Court for the Central District of California sitting in Los Angeles, California and agree to venue in the State of California. All costs and expenses (including attorneys'
                           fees) incurred by the parties in connection with any dispute arising under this Agreement, shall be apportioned between the parties by a court based upon such court's determination of the merits of their respective positions."


            7. Except as expressly set forth herein, all of the terms and conditions contained in the Agreement shall remain in full force and effect.









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

                 IN WITNESS WHEREOF, this Amendment No. 1 to the Agreement has been executed as of the date first above-written.


                                        MAXICARE HEALTH PLANS, INC.



                                        ---------------------------

                                        By:
                                           ------------------------

                                        Title:
                                              ---------------------



                                        EXECUTIVE


                                           /s/ Eugene L. Froelich
                                           ----------------------
                                               Eugene L. Froelich


                                        Title: Executive Vice President -
                                               Finance and Administration
                                               and Chief Financial Officer
                                               Maxicare Health Plans, Inc.
                                               ---------------------------

























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